UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2023

IR-MED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-56492	84-4516398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ZHR Industrial Zone Rosh Pina, Israel	1231400
(Address of Principal Executive Offices)	(Zip Code)

+ 972-4-655-5054

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2023, IR-Med, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2020 Incentive Stock Plan (the “2020 Plan”), which provides for an increase to the number of shares authorized for issuance of awards under the 2020 Plan from 16,000,000 shares to an aggregate of 17,500,000 common shares. The Plan Amendment was previously approved, subject to shareholder approval, by the Company’s Board of Directors (the “Board”) on September 27, 2023.

A detailed summary of the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2023 Annual Meeting filed with the U.S. Securities and Exchange Commission on October 16, 2023 (the “Proxy Statement”) under the caption “Approval of an Amendment to Increase the Number of Shares to be Granted Under the Company’s 2020 Incentive Stock Plan,” which summary is incorporated herein by reference.

That detailed summary of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is attached as Annex A to the Company’s Proxy Statement, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results of the 2023 Annual Meeting are set forth below. Shareholders voted on the following proposals:

Proposal No. 1 — Election of Directors

The shareholders elected the following individuals as Class II directors to serve a three-year term expiring in 2026.

Director Name	For	Against	Abstain	Broker Non-Votes
Yoram Drucker	44,113,605	851	2	9,635,890

Ohad Bashan	44,113,605	851	2	9,635,890

Ron Mayron	44,113,606	850	2	9,635,890

Proposal No. 2 — Increase the number of authorized Common Shares

The shareholders approved an amendment to the Articles of Incorporation of the Company (the “Articles”) to increase the number of authorized Common Shares from two hundred and fifty million (250,000,000) shares, par value $0.001 per share, to six hundred million (600,000,000) shares, par value $0.001 per share.

For	Against	Abstain	Broker Non-Votes
52,968,806	781,534	8	N/A

Proposal No. 3 - Amendment to the Company’s 2020 Incentive Stock Plan

The shareholders approved an amendment to the Company’s 2020 Incentive Stock Plan to increase the number of shares available thereunder from 16,000,000 to 17,500,000 shares.

For	Against	Abstain	Broker Non-Votes
43,332,914	781,535	9	9,635,890

Proposal No. 4 - Appointment of Somekh Chaikin Member Firm of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

The shareholders approved the appointment of Somekh Chaikin Member Firm of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
53,750,330	6	11	N/A

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IR-MED, INC.

Date: November 8, 2023	By:	/s/ Oded Bashan
Oded Bashan Chairman of the Board